UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 12, 2013

Date of Report (Date of earliest event reported)

SAFESTITCH MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19437	11-2962080
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Davis Drive, Suite 300,

Morrisville, NC 27560

(Address of principal executive offices) (Zip Code)

(919) 765-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 2.02 Results of Operations and Financial Condition

On November 12, 2013, SafeStitch Medical, Inc., a Delaware corporation (“SafeStitch” or the “Company”) issued a press release announcing financial results for the quarter ended September 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Also on November 12, 2013, following the issuance of the press release referred to above, the Company conducted a conference call to discuss the financial results for the third quarter ended September 30, 2013. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2 and incorporated herein by reference. A copy of the presentation slides of the conference call is furnished herewith as Exhibit 99.3 and incorporated herein by reference.

The information included herein and in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 12, 2013

99.2	Conference call transcript, dated November 12, 2013

99.3	Presentation slides, dated November 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFESTITCH MEDICAL, INC.

By:	/s/ Joseph P. Slattery
Name:	Joseph P. Slattery
Title:	EVP and Chief Financial Officer

Date: November 18, 2013